Company Overview Scaled healthcare real estate platform built on durable assets and positioned for value creation Presented by Brent Morrison, CFA Date March 19, 2026 Sidoti Virtual Small Cap Conference

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Such forward-looking statements can often, but not always, be identified by the use of words such as “believe,” “continue,” “estimate,” “project,” “intend,” “anticipate,” “expect” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may,” or similar expressions. These forward-looking statements include, but are not limited to, statements relating to Regional Health Properties, Inc.’s (“Regional,” “RHPP,” “we,” “our,” or the “Company”) expected future financial position, results of operations, cash flows, liquidity, capital resources, business strategy, operating plans, growth opportunities, refinancing activities, acquisition and disposition opportunities, segment performance, reimbursement trends, occupancy trends, rent collections, capital allocation initiatives, and the anticipated benefits of the completed merger with SunLink Health Systems, Inc. (“SunLink”), including the integration of the acquired pharmacy business and other acquired operations. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause actual results to differ materially from those expressed or implied by such statements, including, among other things, changes in reimbursement rates, reimbursement methodologies and payment policies under Medicare, Medicaid and other third-party payor programs; changes in patient acuity, payor mix and other reimbursement-related factors affecting our Healthcare Services and Pharmacy Services segments; labor shortages, wage inflation, staffing mandates and other workforce-related pressures; the financial condition, operating performance and rent-paying ability of our tenants; the operating performance, working capital needs and receivables collections of our Healthcare Services and Pharmacy Services segments; our ability to complete refinancing transactions, including with respect to the Southland facility, and to obtain debt financing or other capital on acceptable terms; our ability to generate liquidity through collections, borrowings, asset sales, ordinary-course operations and, if needed, the sale of securities; our ability to realize the anticipated benefits of the completed SunLink merger, including the successful integration of the acquired businesses; competition in the markets in which we operate; the effects of public health events and catastrophic events; increased healthcare regulation, reimbursement oversight, survey enforcement and staffing disclosure requirements; liabilities associated with current and former operations, including professional and general liability claims and other legal or regulatory matters; the market price, trading volume and liquidity of our securities, which trade on the OTCQB market; our indebtedness, interest rate exposure, covenant compliance and other factors affecting our financial flexibility; and the other risks described in our filings with the U.S. Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K and subsequent reports filed with the SEC. All forward-looking statements speak only as of the date of this presentation. Regional undertakes no obligation to update any forward-looking statement, whether written or oral, except as required by law. In addition, past results of operations do not necessarily indicate future results. Important Information This presentation has been prepared by Regional Health Properties, Inc. solely for informational purposes. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. The information contained in this presentation should be read together with Regional’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including Regional’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the SEC. These filings are available, without charge, on the SEC’s website (http://www.sec.gov) or by accessing Regional’s website (http://www.regionalhealthproperties.com) under the tab “Investor Relations”. This presentation contains summaries of certain information and does not purport to be complete. Investors should review Regional’s SEC filings for a more complete description of the Company, its business, financial condition, results of operations, risk factors and other important information. From time to time, this presentation may include market data, industry data and other information derived from third-party sources. Although Regional believes such information to be reliable, Regional has not independently verified all such information and makes no representation or warranty as to its accuracy or completeness. 2

I Executive Summary & Strategic Opportunity 4 II RHP Company Overview 12 III Industry Overview 18 IV Financials 21 V Conclusion 26

Executive Summary & Strategic Opportunity 4 I

Pharmacy & Durable Medical Equipment Healthcare Services Real Estate Vertically Integrated Operating Model Owned Real Estate Portfolio Across 5 States Exposure to Aging Demographic Tailwinds An Integrated Healthcare Platform Asset-backed platform spanning real estate, healthcare services, and pharmacy RHP Integrated Platform 5

6 Building a vertically integrated healthcare platform positioned for durable growth and capital efficiency Investor Highlights Opportunity Fragmented Market Aging demographics and constrained new supply are driving demand for skilled nursing and senior housing, while many operators lack scale, capital access, and integrated service capabilities. Integrated Platform Real Estate + Services Model Operate across real estate, healthcare services, and pharmacy to capture multiple revenue streams, improve clinical outcomes, and create operating leverage across a clustered regional footprint. Capital Discipline Disciplined Capital Allocation Focus on asset-backed growth, fixed-rate non-recourse financing, and phased investments designed to enhance cash flow while maintaining balance sheet flexibility. Expected Outcome Calculated Earnings Growth & Value Creation Margin expansion through operator transition, improved capital structure, and integrated services positioning the platform for long-term equity value creation.

REGIONAL HEALTH PROPERTIES, INC.

Platform Built for Long-Term Growth

Owned Real Estate
11 wholly owned healthcare real estate assets comprising ~1,050 licensed beds, providing an asset-backed valuation floor and long-term strategic control.

Geographically Dense Portfolio
Clustered Southeastern footprint supports operating efficiencies, management oversight, and scalable growth opportunities.

LTC Pharmacy & DME
Established 50+ year pharmacy platform offering institutional, retail, and durable medical equipment services, enhancing integration across the care ecosystem.

Experienced Managers
Our operating managers have **institutional level backgrounds** and have capacity to grow with us.

Fixed Long-Term Debt
Predominantly fixed-rate, mostly non-recourse debt structure provides cost stability and enhances long-term earnings power.

7

Evolution of Operating Model Continued strategic transformation drives our growth 8 Platform Creation Sets The Stage for Next Generation Value Creation Real Estate Holding Company Stabilize & Repair 2017 2024 Transitioned defaulted operators (COVID, Staffing Crisis) Terminated unprofitable leases Successfully completed the Preferred Exchange Regain Control & Simplify Replaced leases to become licensed operator with facility managers Create systems and standardize our processes Added Pharmacy Segment with SunLink Health Systems merger 2026 → Invest & Grow Operational improvement in Healthcare Services segment (occupancy, skilled mix, margins) Integrate and utilize Pharmacy for market intel Small “bolt-on” acquisitions Realize expense synergies Platform Creation Sets The Stage for Next Generation Value Creation

Historical Performance 9 Real Estate Foundation Operator Model Upside Capital Structure Catalyst 1. The revenue estimates are management estimates and are based on current assumptions and are subject to significant uncertainty, and make sure the total matches the segment lines.

RHP Company Overview 10 II

01 02 03 Real Estate ~ 355 beds | $2.8M in Revenue¹ Healthcare Services ~ 771 Beds² | $50M¹in Revenue Pharmacy ~ 1,400 Beds³ | $30M in Revenue Integrated Platform Real estate, healthcare services, and pharmacy working as one ecosystem Stable income base Growth engine Strategic integration layer 11 1. Revenue for the 3 business segments is presented annualized basis. 2. Number of beds serviced as of March 15, 2026 3. Number of beds services as of December 31, 2025.

Asset-Backed Cash Flow Stability 01 12 Real Estate Clustered five-facility Southwest Ohio footprint anchored by an experienced operator Consistent CMS 3-Star Quality Performance Sidney - SNF Greenfield - SNF Covington - SNF Springfield Campus - ALF + SNF 1 ALF – Assisted Living Facility 4 SNF – Skilled Nursing Facility ~ 355 beds | $2.8M in Revenue ~1.5x Rent Coverage Tenant has operated in the state for over 30 years

REGIONAL HEALTH PROPERTIES, INC.

~ *771 beds | $50M in Revenue*

02

Healthcare Services

Diversified 4-state operator platform driving growth across 7 Clustered Facilities

- Operator Model Transition Drives Control
- Manager Contracts Aligned to Performance
- Scalable Margin Expansion


NC
SC
GA
AL

MANAGER
CJM Advisors

MANAGER
Cavalier Senior Living

1 ALF – Assisted Living Facility
6 SNF – Skilled Nursing Facility

13

Pharmacy Established independent pharmacy platform (since 1969) with 3 business lines Retail Pharmacy Institutional Pharmacy Durable Medical Equipment $6M $11M $13M 03 14 Gross revenue Gross revenue Gross revenue 1. Number of beds serviced ~ 1,400 Beds¹ | $30M in Revenue

15 Total Facilities Portfolio 12 facilities clustered across five states¹ 1 One facility is leased in Ohio and subleased to a third party Real Estate Segment Operating Portfolio

Industry Overview 16 III

Favorable Industry Dynamics Demand growth, constrained supply, and stronger reimbursement drive a favorable outlook 17 Demographic Tailwinds 85+ cohort expanding rapidly → sustained occupancy growth Higher acuity and longer stays drive revenue intensity Memory care and Skilled Nursing Facilities (SNF) positioned as highest-demand segments Supply Remains Constrained Development pipeline of new SNFs slowed significantly post-COVID Financing costs and labor dynamics limit new construction Existing assets benefit from reduced competitive pressure Policy & Regulatory Support Centers for Medicare & Medicaid Services reimbursement rates rising for SNFs Value-based care favors scaled, compliant models Aging-focused public policy gaining bipartisan support

Demographic Tailwinds US population is aging while supply is decreasing 18 1 Source: U.S. Census Bureau, 2017 National Population Projections. The number of people aged 85 years and older is expected to nearly double by 2035 (from 6.5 million to 11.8 million) and nearly triple by 2060 (to 19 million people).¹

Financials 19 IV

20 Predominantly non-recourse debt with attractive fixed-rate financing 15.3% 84.7% 30.5% 69.5% Debt Type Senior Debt ($000)¹ Wtd Avg Interest Rate Fixed or Floating Wtd Avg Maturity Recourse HUD $27,281 3.7% Fixed 2047 No USDA and SBA $6,575 8.5% Floating 2036 Yes Community Bank $2,944 4.5% Fixed 2026 Yes Municipal Bond $5,811 7.65% Fixed 2042 No Other Debt $805 1.46% Fixed Rolling No TOTAL DEBT $43,056 5.06% Debt Profile ~85% of debt is long-term and fixed rate ~70% of debt is non-recourse to parent 1. Debt amounts are are presented in $000s..

REGIONAL HEALTH PROPERTIES, INC.

Capital Structure


5.9%
3.3%
25.2%
19.1%
46.6%
$5.4
Common Equity
$3.0
Series A
$23.2
Series B
$17.6
Series D
$43.2
First Lien Debt
Stack

Instrument	Interest Rate	Amount	% of Capital
Mortgage Debt			
Total First Lien Debt	5.1%	**$43.2**	**46.6%**
Preferred Equity[1]			
Series A Preferred	0.0%	$3.0	3.3%
Series B Preferred	12.5%	$23.2	25.2%
Series D Preferred	8.0%	$17.6	19.1%
Total Liquidation Preference		**$43.8**	47.5%
Common Equity[2]			
Common Equity		**$5.4**	**5.9%**
TOTAL CAPITAL		**$92.4**	

Debt / Total Capital: 46.6%

1 Preferred equity is shown at liquidation preference, not market value. Series B uses the $10.00 base liquidation preference. The Series B liquidation preference may increase over time under the governing documents.
2 Common equity is shown at market capitalization based on 3.9 million shares at $1.40 per share.

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22 Repurchasing Series B Continued repurchase of Series B at a discount to liquidation preference creates significant value to the equity holders

Conclusion Regional Health Properties combines real asset protection, structural industry tailwinds, and a clear path to operational and capital upside. 23 A Compelling Platform at an Inflection Point Integrated Platform Advantage Real estate, healthcare services, and pharmacy create a vertically aligned ecosystem driving margin expansion and operational control Structural Tailwinds Accelerating Growth Aging demographics, constrained supply, and improving reimbursement support sustain demand and long-term visibility Defensive Capital Structure Predominantly fixed-rate, non-recourse debt with long maturities enhances downside protection and financial flexibility Clear Value Creation Pathway Capital simplification, operator alignment, and disciplined growth initiatives position the platform for improved market recognition

Appendix 24 V

Key Statistics # of Facilities¹ 12 Geographic Footprint OH, AL, GA, SC, NC # of Licensed Beds 1,126 Total Square Feet 980,000 Average Occupancy 74% CMS 5 Star Rating % Fixed Rate Debt 74% Weighted Average Maturity 17.3 years Weight Average Interest Rate 5.06% Debt to Gross Assets 40% Debt to EBITDA 8x 25 1. 11 properties are owned (1,050 beds ) and 1 is leased

Senior Management Team 26 Regional Health Properties, Inc. CEO since 2019 Previously Regional Health Properties, Inc. Interim CEO Regional Health Properties, Inc. Board Member since 2014 Former Managing Director of Zuma Capital Management, LLC Former Research Analyst for Wells Fargo Advisors MBA from UCLA Anderson Brent Morrison, CFA Chairman, Chief Executive Officer and President Regional Health Properties, Inc. CFO since January 2026 Former SunLink Health Services, Inc. CFO Former SunLink Health Services, Inc. Board Member Former Price Waterhouse & Co. Auditor from 1982 to 1988 Actively involved in acquisition, divestitures, financings and public company reporting of healthcare businesses since 1979 Mark J. Stockslager Chief Financial Officer

REGIONAL HEALTH PROPERTIES, INC.



Former CEO of Sunrise Senior Living

SUNRISE SENIOR LIVING

MedQuest

- Former CEO, MedQuest
- Beazer Homes, Board Member since 2019



Former CEO of American Eagle Lifecare Corporation

AMERICAN EAGLE LIFECARE

- Former CEO, Care Investment Trust
- Former SVP, Healthcare Property Investors



CFO, Keeco

KEECO

- Former CFO, Construction Forms
- Former CFO, H-E Parts Intl (*a division of Hitachi LTD)*



Former Chairman of PET DRx

PET DRx

- Former Chairman, Grandcare
- Sunlink Board Member since 2003



Former Chairman & CEO, SafeGuard Health Enterprises

SafeGuard

- Sunlink Board Member since 2000



President at Slater Capital Management LLC

Wharton UNIVERSITY of PENNSYLVANIA

- Regional Board Member since January 2025
- Designated by the Series B holders

Securities 28 Common Stock Symbol RHEP Common Stock Price $1.40 Common Shares Outstanding 3,900,000 Preferred Series A symbol RHEPA Preferred Series A Price $0.26 Preferred Series A Shares Outstanding 599,200 Preferred Series B symbol RHEPB Preferred Series B Price $6.18 Preferred Series B Shares Outstanding 1,750,000 Preferred Series D symbol RHEPZ Preferred Series D Price $2.00 Preferred Series D Shares Outstanding 1,410,000

Thank You (404)823-2359 regionalhealthproperties.com 29 Brent Morrison Chairman, Chief Executive Officer and President